AMENDMENT TO THE MARKEL CORPORATION VOLUNTARY DEFERRAL PLAN

WHEREAS, Markel Corporation (the “Company”) sponsors the Markel Corporation Voluntary Deferral Plan, effective as of April 1, 2016 (the “Plan”);

WHEREAS, the Company has the power to amend the Plan and now wishes to do so;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 2019:

1.	Section 4.01(a)(ii) of the Adoption Agreement to the Plan is hereby amended in its entirety as follows:

(ii) Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Annual Bonus Plan			0%	75%	5%
(b) Executive Bonus Plan			0%	75%	5%
(c)

2.
Effective for Participant distribution elections made for Compensation earned during periods beginning on or after January 1, 2019, the last paragraph of Section 6.01(b) of the Plan is hereby amended in its entirety as follows:

Installments may be paid [select each that applies]

Monthly
Quarterly
X	Annually

3.	In all respects not amended, the Plan is hereby ratified and confirmed.

*    *    *    *

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed as of the effective date set forth above.

MARKEL CORPORATION

By:	/s/ Linda V. Schreiner
Name:	Linda V. Schreiner
Title:	Sr. Vice President, Strategic Management